UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
___________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event
  reported: June 3, 2009

            American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                            1-2691                       13-1502798
(State of Incorporation) ( Commission File Number)  (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas        76155
(Address of principal executive offices)  (Zip Code)

               (817) 963-1234
               (Registrant's telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American Airlines, Inc. is filing herewith a press release issued on June 3, 2009 as Exhibit 99.1, which is included herein.  This press release was issued to report May traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            American Airlines, Inc.

                            /s/ Kenneth W. Wimberly
                   Kenneth W. Wimberly
                   Corporate Secretary

Dated:  June 4, 2009

EXHIBIT INDEX

Exhibit    Description

99.1               Press Release

                    CONTACT:       Tim Wagner
                    Corporate Communications
                    Fort Worth, Texas
                    817-967-1577
                    mediarelations@aa.com

FOR RELEASE: Wednesday, June 3, 2009

AMERICAN AIRLINES REPORTS MAY TRAFFIC

FORT WORTH, Texas – American Airlines reported a May load factor of 79.2 percent, a decrease of 2.6 points versus the same period last year. Traffic decreased 11.7 percent and capacity decreased 8.8 percent year over year.
Domestic traffic decreased 13.3 percent year over year on 12.4 percent less capacity. International traffic decreased by 8.9 percent relative to last year on a capacity decrease of 2.7 percent.
American boarded 7.2 million passengers in May.

Detailed traffic and capacity data are on the following pages.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	May
	2009	2008	CHANGE

REVENUE PASSENGER MILES (000)
SYSTEM	10,380,751	11,757,709	-11.7%
D.O.T. DOMESTIC	6,563,903	7,569,604	-13.3
INTERNATIONAL	3,816,848	4,188,105	-8.9
ATLANTIC	1,765,474	1,798,062	-1.8
LATIN AMERICA	1,595,713	1,901,411	-16.1
PACIFIC	455,661	488,632	-6.7

AVAILABLE SEAT MILES (000)
SYSTEM	13,114,908	14,388,066	-8.8%
D.O.T. DOMESTIC	7,946,089	9,075,694	-12.4
INTERNATIONAL	5,168,819	5,312,371	-2.7
ATLANTIC	2,258,736	2,246,317	0.6
LATIN AMERICA	2,326,702	2,488,863	-6.5
PACIFIC	583,381	577,192	1.1

LOAD FACTOR
SYSTEM	79.2%	81.7%	-2.6	Pts
D.O.T. DOMESTIC	82.6	83.4	-0.8
INTERNATIONAL	73.8	78.8	-5.0
ATLANTIC	78.2	80.0	-1.9
LATIN AMERICA	68.6	76.4	-7.8
PACIFIC	78.1	84.7	-6.5
PASSENGERS BOARDED	7,220,820	8,322,739	-13.2%

SYSTEM CARGO TON MILES (000)	137,734	183,449	-24.9%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	YTD May
	2009	2008	CHANGE

REVENUE PASSENGER MILES (000)
SYSTEM	49,252,248	55,028,584	-10.5%
D.O.T. DOMESTIC	31,131,337	35,179,390	-11.5
INTERNATIONAL	18,120,911	19,849,193	-8.7
ATLANTIC	6,917,262	7,437,711	-7.0
LATIN AMERICA	9,031,699	10,175,843	-11.2
PACIFIC	2,171,950	2,235,639	-2.8

AVAILABLE SEAT MILES (000)
SYSTEM	63,533,592	68,892,735	-7.8%
D.O.T. DOMESTIC	38,735,859	43,320,623	-10.6
INTERNATIONAL	24,797,733	25,572,112	-3.0
ATLANTIC	9,518,475	9,726,049	-2.1
LATIN AMERICA	12,452,293	13,112,072	-5.0
PACIFIC	2,826,965	2,733,991	3.4

LOAD FACTOR
SYSTEM	77.5%	79.9%	-2.4	Pts
D.O.T. DOMESTIC	80.4	81.2	-0.8
INTERNATIONAL	73.1	77.6	-4.5
ATLANTIC	72.7	76.5	-3.8
LATIN AMERICA	72.5	77.6	-5.1
PACIFIC	76.8	81.8	-4.9
PASSENGERS BOARDED	34,795,776	38,919,371	-10.6%

SYSTEM CARGO TON MILES (000)	636,305	863,597	-26.3%

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